WOMEN'S EQUITY MUTUAL FUND

                                 ANNUAL REPORT

                       (WOMEN'S EQUITY MUTUAL FUND LOGO)

                                   Year Ended
                                 March 31, 2002

  April 30, 2002

  Dear Shareholder:

  The Women's Equity Mutual Fund continued to benefit from positive performance relative to the Standard and Poor's 500 Index and other funds in the same investment category over the last year.

  As of March 31, 2002 the Women's Equity Mutual Fund's average total returns were as follows:

                       One           Three           Five      From inception
                       Year          Years          Years         10/1/93
                       ----          -----          -----         -------

  Women's Equity      9.59%          2.68%          13.37%         11.28%
  S&P 500 Index       0.21%         -2.54%          10.17%         12.61%

  The investment strategy of the Fund emphasizes financially sound companies with proven business models and reasonable valuations. Our long-held approach to security selection also focuses on the quality and sustainability of reported earnings. Given the current concerns regarding financial reporting, we believe this approach is especially timely.

  Economists at the end of last year predicted an early inventory turnaround that would boost economic growth in the first half of this year. Many analysts were less certain about how strong the demand would be and wondered if the growth could be sustained over the second half of the year. Data from the first quarter of 2002, however, show that growth has been the strongest in nearly two years, and many are now predicting that healthy gains can be sustained into the second half of the year. While we expect improvement in the economy, we remain cautious and look for a turnaround in capital spending that is required for improved corporate profits and cash flows. In a period when earnings growth may be hard to find, we continue to seek to identify companies that in our judgement are more likely to have improving results.

  As always, we appreciate your investment in the Women's Equity Mutual Fund and welcome your comments and suggestions.

  Sincerely yours,

  /s/Linda C.Y. Pei

  Linda C.Y. Pei
  President

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mutual fund investing involves risk; loss of principal is possible. Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, Fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change. (05/02)

                           WOMEN'S EQUITY MUTUAL FUND
                       VALUE OF $10,000 VS S&P 500 INDEX

     Date        Women's Equity Mutual Fund          S&P 500 Index
     ----        --------------------------          -------------
    10/1/93               $10,000                       $10,000
    3/31/94               $10,460                        $9,843
    3/31/95               $10,561                       $11,378
    3/31/96               $12,269                       $15,028
    3/31/97               $13,241                       $18,009
    3/31/98               $19,964                       $26,658
    3/31/99               $22,911                       $31,574
    3/31/00               $25,110                       $37,244
    3/31/01               $22,632                       $29,169
    3/31/02               $24,801                       $29,241

                          Average Annual Total Return
                          Period Ended March 31, 2002
                    1 Year                             9.59%
                    5 Year                            13.37%
                    Since Inception (10/1/93)         11.28%

This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2002

SHARES                                                                VALUE
------                                                                -----

COMMON STOCKS: 97.0%

COMMERCIAL SERVICES: 2.1%
    5,000   DeVry, Inc.*<F1>                                       $   150,650
    2,500   Ecolab, Inc.                                               114,300
                                                                   -----------
                                                                       264,950
                                                                   -----------

COMPUTERS: 1.0%
    4,700   Dell Computer Corp.*<F1>                                   122,717
                                                                   -----------

COMPUTER - SERVICES: 1.0%
    2,200   Affiliated Computer
              Services, Inc.*<F1>                                      123,486
                                                                   -----------

CONSUMER PRODUCTS AND SERVICES: 3.6%
    6,000   Avon Products, Inc.                                        325,920
    4,000   Gillette Co.                                               136,040
                                                                   -----------
                                                                       461,960
                                                                   -----------

COSMETICS & TOILETRIES: 3.4%
    2,500   Alberto-Culver Co.                                         120,500
    3,000   Kimberly-Clark Corp.                                       193,950
    1,300   Procter & Gamble Co.                                       117,117
                                                                   -----------
                                                                       431,567
                                                                   -----------

DURABLE GOODS: 1.7%
    4,000   Harley-Davidson, Inc.                                      220,520
                                                                   -----------

ELECTRONIC INSTRUMENTS: 1.1%
    2,000   Agilent
              Technologies, Inc.*<F1>                                   69,920
    2,500   Waters Corp.*<F1>                                           69,925
                                                                   -----------
                                                                       139,845
                                                                   -----------

FINANCIAL SERVICES: 18.3%
    3,100   American International
              Group, Inc.                                              223,634
    6,000   Bank of America Corp.                                      408,120
    3,000   Charles Schwab Corp.                                        39,270
    4,000   Chubb Corp.                                                292,400
    3,800   Federal National
              Mortgage Association                                     303,544
   10,000   FleetBoston
              Financial Corp.                                          350,000
    6,000   John Hancock Financial
              Services, Inc.                                           229,140
    6,000   MBNA Corp.                                                 231,420
    5,000   Wells Fargo & Co.                                          247,000
                                                                   -----------
                                                                     2,324,528
                                                                   -----------


FOOD - WHOLESALE: 1.9%
    8,100   Sysco Corp.                                                241,542
                                                                   -----------

HEALTHCARE: 15.5%
    9,900   Biomet, Inc.                                               267,894
    3,500   Cardinal Health, Inc.                                      248,115
    9,000   Johnson & Johnson                                          584,550
    4,800   Medtronic, Inc.                                            217,008
    3,500   Merck & Co., Inc.                                          201,530
    6,000   Schering-Plough Corp.                                      187,800
    4,500   Stryker Corp.                                              271,485
                                                                   -----------
                                                                     1,978,382
                                                                   -----------

HOME FURNISHINGS: 3.2%
    8,000   Herman Miller, Inc.                                        190,240
    8,500   Leggett & Platt, Inc.                                      210,800
                                                                   -----------
                                                                       401,040
                                                                   -----------

HOUSEHOLD PRODUCTS: 1.4%
    3,000   Avery Dennison Corp.                                       183,090
                                                                   -----------

INDUSTRIALS: 1.8%
    3,800   Praxair, Inc.                                              227,240
                                                                   -----------

INVESTMENT COMPANIES: 1.5%
    5,000   T Rowe Price
              Group, Inc.                                              194,650
                                                                   -----------

MANUFACTURING: 0.9%
    2,500   Carlisle Cos., Inc.                                        109,300
                                                                   -----------

OIL & GAS PRODUCERS: 4.2%
   10,000   BP PLC                                                     531,000
                                                                   -----------

PHARMACEUTICALS: 3.5%
    5,000   Bristol-Myers
              Squibb Co.                                               202,450
    6,000   Pfizer, Inc.                                               238,440
                                                                   -----------
                                                                       440,890
                                                                   -----------

PRODUCER PRODUCTS: 6.0%
    6,000   Illinois Tool Works, Inc.                                  434,100
    6,000   Teleflex, Inc.                                             328,020
                                                                   -----------
                                                                       762,120
                                                                   -----------

PUBLISHING - NEWSPAPERS: 1.9%
    4,000   McClatchy Co.                                              237,480
                                                                   -----------

RETAIL: 7.7%
    3,500   BJ's Wholesale
              Club, Inc.*<F1>                                          156,450
    5,000   Costco Wholesale
              Corp.*<F1>                                               199,100
    5,000   CVS Corp.                                                  171,650
    1,500   Home Depot, Inc.                                            72,915
    4,500   Linens 'n Things, Inc.*<F1>                                137,385
    6,000   TJX Cos., Inc.                                             240,060
                                                                   -----------
                                                                       977,560
                                                                   -----------

TECHNOLOGY: 8.7%
    3,900   Applied Materials, Inc.*<F1>                               211,653
    2,600   Automatic Data
              Processing, Inc.                                         151,502
    6,500   Intel Corp.                                                197,665
    2,200   International Business
              Machines Corp.                                           228,800
    2,700   Microsoft Corp.*<F1>                                       162,837
    7,600   Oracle Corp.*<F1>                                           97,280
    4,400   Sanmina-SCI Corp.*<F1>                                      51,700
                                                                   -----------
                                                                     1,101,437
                                                                   -----------

TELECOMMUNICATIONS: 3.7%
    3,000   ALLTEL Corp.                                               166,650
    4,200   BellSouth Corp.                                            154,812
    3,500   SBC
              Communications, Inc.                                     131,040
    2,000   WorldCom Group*<F1>                                         13,480
                                                                   -----------
                                                                       465,982
                                                                   -----------

TRANSPORTATION: 1.6%
   10,500   Southwest Airlines Co.                                     203,175
                                                                   -----------

WIRELESS COMMUNICATIONS: 1.3%
    8,000   Nokia Corp., ADR                                           165,920
                                                                   -----------

TOTAL COMMON STOCKS
  (cost $9,194,806)                                                 12,310,381
                                                                   -----------

PRINCIPAL
  AMOUNT
---------

SHORT-TERM INVESTMENT: 4.9%
 $623,773   Federated Cash Trust
              (cost $623,773)                                          623,773
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $9,818,579):  101.9%                                        12,934,154

Liabilities in excess of
  Other Assets:  (1.9)%                                               (235,603)
                                                                   -----------
NET ASSETS: 100.0%                                                 $12,698,551
                                                                   -----------
                                                                   -----------

 *<F1>  Non-income producing security.
 +<F2> At March 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation                  $3,456,741
        Gross unrealized depreciation                    (341,166)
                                                       ----------
        Net unrealized appreciation                    $3,115,575
                                                       ----------
                                                       ----------


 TOP 10 HOLDINGS at March 31, 2002           PERCENTAGE
 ---------------------------------           ----------
 Johnson & Johnson                              4.6%
 BP PLC                                         4.2%
 Illinois Tool Works, Inc.                      3.4%
 Bank Of America Corp.                          3.2%
 FleetBoston Financial Corp.                    2.8%
 Teleflex, Inc.                                 2.6%
 Avon Products, Inc.                            2.6%
 Federal National Mortgage Association          2.4%
 Chubb Corp.                                    2.3%
 Stryker Corp.                                  2.1%

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002

ASSETS
   Investments in securities, at value (cost $9,818,579)           $12,934,154
   Cash                                                                    497
   Receivables:
       Due from advisor                                                  8,751
       Securities sold                                                  97,926
       Fund shares sold                                                 80,923
       Dividends and interest                                           15,260
   Prepaid expenses                                                      5,821
                                                                   -----------
           Total assets                                             13,143,332
                                                                   -----------


LIABILITIES
   Payables:
       Securities purchased                                            401,892
       Fund shares redeemed                                              4,276
       Distribution fees                                                 8,561
       Administration fees                                               2,541
   Accrued expenses                                                     27,511
                                                                   -----------
           Total liabilities                                           444,781
                                                                   -----------

NET ASSETS                                                         $12,698,551
                                                                   -----------
                                                                   -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($12,698,551/686,286 shares outstanding; unlimited
     number of shares authorized without par value)                     $18.50
                                                                        ------
                                                                        ------


COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $ 9,935,287
   Accumulated net investment income                                       597
   Accumulated net realized loss on investments                       (352,908)
   Net unrealized appreciation on investments                        3,115,575
                                                                   -----------
   Net assets                                                      $12,698,551
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2002

INVESTMENT INCOME
   Income
       Dividends (net of $999 foreign withholding tax)              $  136,947
       Interest                                                          8,047
                                                                    ----------
           Total income                                                144,994
                                                                    ----------
   Expenses
       Advisory fees                                                   112,598
       Administration fees                                              30,000
       Distribution fees                                                28,149
       Transfer agent fees                                              27,531
       Fund accounting fees                                             25,462
       Audit fees                                                       18,003
       Registration fees                                                17,090
       Reports to shareholders                                          12,476
       Custody fees                                                      8,232
       Legal fees                                                        6,048
       Trustee fees                                                      5,429
       Miscellaneous                                                     2,120
       Insurance expense                                                 1,515
                                                                    ----------
           Total expenses                                              294,653
           Less: fees waived and expenses absorbed                    (126,282)
                                                                    ----------
           Net expenses                                                168,371
                                                                    ----------
               NET INVESTMENT LOSS                                     (23,377)
                                                                    ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                   (222,828)
   Change in net unrealized appreciation on investments              1,294,680
                                                                    ----------
       Net realized and unrealized gain on investments               1,071,852
                                                                    ----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $1,048,475
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                 MARCH 31, 2002  MARCH 31, 2001
                                                 --------------  --------------

   INCREASE (DECREASE) IN
     NET ASSETS FROM:
   OPERATIONS
   Net investment loss                            $   (23,377)    $   (42,859)
   Net realized gain (loss) on investments           (222,828)        948,148
   Change in net unrealized
     appreciation on investments                    1,294,680      (2,068,286)
                                                  -----------     -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                  1,048,475      (1,162,997)
                                                  -----------     -----------

   DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain                            (339,943)       (792,460)
                                                  -----------     -----------

   CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F3>       1,417,225         719,908
                                                  -----------     -----------
       TOTAL INCREASE (DECREASE) IN NET ASSETS      2,125,757      (1,235,549)

   NET ASSETS
   Beginning of year                               10,572,794      11,808,343
                                                  -----------     -----------
   END OF YEAR (including accumulated
     net investment income of $597
     and $110, respectively)                      $12,698,551     $10,572,794
                                                  -----------     -----------
                                                  -----------     -----------

(a)<F3>  A summary of capital share transactions is as follows:

                                    YEAR ENDED                YEAR ENDED
                                  MARCH 31, 2002            MARCH 31, 2001
                               --------------------      --------------------
                                Shares       Value        Shares       Value
                               --------    --------      --------    --------
Shares sold                     76,026    $1,376,908       75,011  $ 1,461,325
Shares issued in reinvestment
  of distributions              18,639       327,675       40,888      770,330
Shares redeemed                (15,819)     (287,358)     (77,160)  (1,511,747)
                               -------    ----------      -------  -----------
Net increase                    78,846    $1,417,225       38,739   $  719,908
                               -------    ----------      -------  -----------
                               -------    ----------      -------  -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                           YEAR ENDED MARCH 31,
                                                     ----------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----

 Net asset value,
   beginning of year                                $17.41         $20.76         $19.86         $18.07         $12.10
                                                    ------         ------         ------         ------         ------


 INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment loss                             (0.03)         (0.07)         (0.09)         (0.06)         (0.04)
     Net realized and unrealized
       gain (loss) on investments                     1.66          (1.87)          1.94           2.65           6.16
                                                    ------         ------         ------         ------         ------
 Total from investment operations                     1.63          (1.94)          1.85           2.59           6.12
                                                    ------         ------         ------         ------         ------


 LESS DISTRIBUTIONS:
     From net realized gain                          (0.54)         (1.41)         (0.95)         (0.80)         (0.15)
                                                    ------         ------         ------         ------         ------
 Net asset value, end of year                       $18.50         $17.41         $20.76         $19.86         $18.07
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
 Total return                                         9.59%         (9.87)%         9.60%         14.76%         50.77%


 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (millions)                  $12.7          $10.6          $11.8           $9.8           $7.0

 RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
 Before fees waived and
   expenses absorbed                                  2.62%          2.48%          2.47%          2.70%          3.12%
 After fees waived and
   expenses absorbed                                  1.50%          1.50%          1.50%          1.50%          1.50%

 RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
 Before fees waived and
   expenses absorbed                                 (1.33)%        (1.35)%        (1.42)%        (1.60)%        (1.88)%
 After fees waived and
   expenses absorbed                                 (0.21)%        (0.37)%        (0.45)%         0.40%         (0.26)%

 Portfolio turnover rate                             14.64%         16.24%         19.32%         16.36%         27.21%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

   The Women's Equity Mutual Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation. The Fund began operations on October 1, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

   B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no income tax provision is required. At March 31, 2002, the Fund has a post-October capital loss deferral of $279,066 which will be recognized in the following tax year.

   C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2002, the Fund increased accumulated net investment income by $23,864, increased accumulated net realized loss on investments by $88,013 and increased paid-in capital by $64,149 as a result of a net operating loss and other reclassifications. Net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

   For the year ended March 31, 2002, Pro-Conscience Funds, Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 2002, the Fund incurred $112,598 in advisory fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.50% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustee review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended March 31, 2002, the Advisor waived fees of $112,598 and reimbursed the Fund in the amount of $13,684. Boston Trust Investment Management, a Division of United States Trust Company of Boston, (the "Sub-Advisor") acts as Sub-Advisor to the Fund and is entitled to compensation for its services from the Advisor.

   U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Under $15 million          $30,000
   $15 to $50 million         0.20% of average daily net assets
   $50 to $100 million        0.15% of average daily net assets
   $100 to $150 million       0.10% of average daily net assets
   Over $150 million          0.05% of average daily net assets

   For the year ended March 31, 2002, the Fund incurred $30,000 in administration fees.

   Quasar Distributors, LLC, (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

   Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

   The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended March 31, 2002, pursuant to the plan, the Fund paid fees of $28,149 to the Advisor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

   The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended March 31, 2002 was $2,748,351 and $1,599,840, respectively.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

   On December 14, 2001, a distribution of $0.54 per share was declared. The dividend was paid on December 17, 2001, to shareholders of record on December 13, 2001. The tax character of distributions paid during the years ended March 31, 2002 and 2001 was as follows:

   Distributions paid from:

                                           2002                2001
                                           ----                ----
        Long-term capital gain           $339,943            $792,460
                                         --------            --------
                                         --------            --------

   As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

        Unrealized appreciation                   $2,763,264
                                                  ----------
                                                  $2,763,264
                                                  ----------
                                                  ----------

   The difference between the book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of capital losses incurred after October 31.

                                   REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  WOMEN'S EQUITY MUTUAL FUND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Women's Equity Mutual Fund, a series of Professionally Managed Portfolios, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Women's Equity Mutual Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 10, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                           TERM OF           PRINCIPAL                           # OF FUNDS         OTHER
                           POSITION        OFFICE AND        OCCUPATION                          IN COMPLEX         DIRECTORSHIPS
NAME, AGE                  HELD WITH       LENGTH OF         DURING PAST                         OVERSEEN BY        HELD BY
AND ADDRESS                THE TRUST       TIME SERVED       FIVE YEARS                          TRUSTEE            TRUSTEE
-----------                ---------       -----------       -----------                         -----------        -------------
Dorothy A. Berry           Chairman        Indefinite        Talon Industries (venture           18                 Not
Born (1943)                and             Term              capital & business                                     Applicable
4455 E. Camelback Rd.,     Trustee                           consulting); formerly
Suite 261-E                                                  Chief Operating Officer,
Phoenix, AZ  85018                                           Integrated Assets
                                                             Management (investment
                                                             advisor and manager) and
                                                             formerly President, Value
                                                             Line, Inc., (investment
                                                             advisory & financial
                                                             publishing firm).

Wallace L. Cook            Trustee         Indefinite        Retired. Formerly                    18                Not
Born (1939)                                Term              Senior Vice President,                                 Applicable
4455 E. Camelback Rd.,                                       Rockefeller Trust Co.
Suite 261-E                                                  Financial Counselor,
Phoenix, AZ  85018                                           Rockefeller & Co.

Carl A. Froebel            Trustee         Indefinite        Private Investor.  Formerly         18                 Not
Born (1938)                                Term              Managing Director, Premier                             Applicable
4455 E. Camelback Rd.,                                       Solutions, Ltd. Formerly
Suite 261-E                                                  President and Founder,
Phoenix, AZ  85018                                           National Investor Data
                                                             Services, Inc. (investment
                                                             related computer software).

Rowley W.P. Redington      Trustee         Indefinite        President; Intertech                18                 Not
Born (1944)                                Term              (consumer electronics and                              Applicable
4455 E. Camelback Rd.,                                       computer service and
Suite 261-E                                                  marketing); formerly Vice
Phoenix, AZ  85018                                            President, PRS of New
                                                             Jersey, Inc. (management
                                                             consulting), and Chief
                                                             Executive Officer, Rowley
                                                             Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

                                           TERM OF           PRINCIPAL                           # OF FUNDS         OTHER
                           POSITION        OFFICE AND        OCCUPATION                          IN COMPLEX         DIRECTORSHIPS
NAME, AGE                  HELD WITH       LENGTH OF         DURING PAST                         OVERSEEN BY        HELD BY
AND ADDRESS                THE TRUST       TIME SERVED       FIVE YEARS                          TRUSTEE            TRUSTEE
-----------                ---------       -----------       -----------                         -----------        -------------
Steven J. Paggioli         President       Indefinite        Consultant, U.S. Bancorp            18                 Trustee,
Born (1950)                and             Term              Fund Services, LLC                                     Managers
915 Broadway               Trustee         Since             since July, 2001; formerly                             Funds
New York, NY  10010                        May 1991          Executive Vice President,
                                                             Investment Company
                                                             Administration, LLC
                                                             ("ICA") (mutual fund
                                                             administrator and the
                                                             Fund's former administrator).

Robert M. Slotky           Treasurer       Indefinite        Vice President, U.S.                18                 Not
Born (1947)                                Term              Bancorp Fund Services,                                 Applicable
2020 E. Financial Way,                     Since             LLC since July, 2001;
Suite 100                                  May 1991          formerly, Senior Vice
Glendora, CA  91741                                          President, ICA (May 1997-
                                                             July 2001); former instructor
                                                             of accounting at California
                                                             State University-Northridge
                                                             (1997).

Chad E. Fickett            Secretary       Indefinite        Compliance Administrator,           18                 Not
Born (1973)                                Term              U.S. Bancorp Fund                                      Applicable
615 E. Michigan St.                        Since             Services, LLC since
Milwaukee, WI  53202                       March 2002        July, 2000.

                                    Advisor
                           PRO-CONSCIENCE FUNDS, INC.
                         625 Market Street, 16th Floor
                            San Francisco, CA  94105
                                 (415) 547-9135
                                 (888) 552-9363

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 E. Michigan Street.
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45201

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                P.O. Box 542007
                             Omaha, NE  68154-1952
                                 (866) 811-0221

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441